EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with accounting principles generally accepted in the United States
(GAAP), unless otherwise indicated.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                             Quarters Ended                           Years Ended
                                                              December 31,                            December 31,
                                                        -----------------------   Percentage    -----------------------  Percentage
                                                           2003        2002        Inc/(Dec)       2003         2002      Inc/(Dec)
                                                        ----------   ----------   ----------    ----------   ----------  ----------
Revenues
  Discount revenue                                      $   2,432    $   2,122         14.6 %   $   8,781    $   7,931        10.7 %
  Net investment income                                       786          816         (3.7)        3,063        2,991         2.4
  Management and distribution fees                            758          528         43.4         2,450        2,285         7.2
  Cardmember lending net finance charge revenue               531          470         12.9         2,042        1,828        11.7
  Net card fees                                               467          435          7.1         1,835        1,726         6.3
  Travel commissions and fees                                 445          369         20.9         1,507        1,408         7.0
  Other commissions and fees                                  487          505         (3.8)        1,977        1,928         2.5
  Insurance and annuity revenues                              366          317         15.7         1,366        1,218        12.2
  Securitization income, net                                  293          284          3.2         1,150        1,049         9.7
  Other                                                       503          350         44.4         1,695        1,443        17.5
                                                        ----------   ----------                 ----------   ----------
    Total revenues                                          7,068        6,196         14.1        25,866       23,807         8.7
Expenses
  Human resources                                           1,708        1,379         23.8         6,333        5,725        10.6
  Provision for losses and benefits                         1,164        1,250         (6.9)        4,429        4,586        (3.4)
  Marketing, promotion, rewards
   and cardmember services                                  1,166          822         41.9         3,901        3,119        25.1
  Interest                                                    205          270        (24.0)          905        1,082       (16.4)
  Other operating expenses                                  1,735        1,512         14.8         6,053        5,582         8.5
  Restructuring charges                                         -           14            -            (2)          (7)      (75.8)
  Disaster recovery charge                                      -            -            -             -           (7)          -
                                                        ----------   ----------                 ----------   ----------
    Total expenses                                          5,978        5,247         13.9        21,619       20,080         7.7
                                                        ----------   ----------                 ----------   ----------
Pretax income before accounting change                      1,090          949         14.8         4,247        3,727        13.9
Income tax provision                                          314          266         17.5         1,247        1,056        18.0
                                                        ----------   ----------                 ----------   ----------
Income before accounting change                               776          683         13.7         3,000        2,671        12.3
Cumulative effect of accounting change, net of tax (A)        (13)           -            -           (13)           -           -
                                                        ----------   ----------                 ----------   ----------
Net income                                              $     763    $     683         11.8 %   $   2,987    $   2,671        11.8 %
                                                        ==========   ==========                 ==========   ==========


Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(A) Reflects a $20 million non-cash pre-tax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


(Billions)
                                                         December 31,     December 31,
                                                             2003             2002
                                                         -------------    -------------
Assets
  Cash and cash equivalents                              $          6     $         10
  Accounts receivable                                              31               29
  Investments                                                      57               54
  Loans                                                            32               28
  Separate account assets                                          31               22
  Other assets                                                     18               14
                                                         -------------    -------------
    Total assets                                         $        175     $        157
                                                         =============    =============

Liabilities and Shareholders' Equity
  Separate account liabilities                           $         31     $         22
  Short-term debt                                                  19               21
  Long-term debt                                                   21               16
  Other liabilities                                                89               84
                                                         -------------    -------------
    Total liabilities                                             160              143
                                                         -------------    -------------
  Shareholders' Equity                                             15               14
                                                         -------------    -------------
    Total liabilities and shareholders' equity           $        175     $        157
                                                         =============    =============

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                       AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY
                             (Unaudited)


(Millions)
                                                       Quarters Ended                              Years Ended
                                                        December 31,                               December 31,
                                                --------------------------   Percentage    --------------------------   Percentage
                                                  2003             2002       Inc/(Dec)       2003            2002       Inc/(Dec)
                                                ----------      ----------   ----------    ----------      ----------   ----------
REVENUES (A)
  Travel Related Services                       $   5,211       $   4,665          12  %   $  19,189       $  17,721             8 %
  American Express Financial Advisors               1,740           1,444          20          6,172           5,617            10
  American Express Bank                               205             188           9            801             745             7
                                                ----------      ----------                 ----------      ----------
                                                    7,156           6,297          14         26,162          24,083             9
  Corporate and other,
    including adjustments and eliminations            (88)           (101)         13           (296)           (276)           (7)
                                                ----------      ----------                 ----------      ----------
CONSOLIDATED REVENUES                           $   7,068       $   6,196          14  %   $  25,866       $  23,807             9 %
                                                ==========      ==========                 ==========      ==========

PRETAX INCOME (LOSS) BEFORE ACCOUNTING CHANGE
  Travel Related Services                       $     884       $     794          11  %   $   3,571       $   3,080            16 %
  American Express Financial Advisors                 248             206          20            859             865            (1)
  American Express Bank                                42              36          16            151             121            24
                                                ----------      ----------                 ----------      ----------
                                                    1,174           1,036          13          4,581           4,066            13
  Corporate and other                                 (84)            (87)          3           (334)           (339)            2
                                                ----------      ----------                 ----------      ----------
PRETAX INCOME BEFORE ACCOUNTING CHANGE          $   1,090       $     949          15  %   $   4,247       $   3,727            14 %
                                                ==========      ==========                 ==========      ==========

NET INCOME (LOSS)
  Travel Related Services                       $     606       $     550          10  %   $   2,430       $   2,135            14 %
  American Express Financial Advisors                 182 (B)         153          19            669 (B)         632             6
  American Express Bank                                29              24          22            102              80            27
                                                ----------      ----------                 ----------      ----------
                                                      817             727          12          3,201           2,847            12
  Corporate and other                                 (54)            (44)        (23)          (214)           (176)          (21)
                                                ----------      ----------                 ----------      ----------
NET INCOME                                      $     763 (B)   $     683          12  %   $   2,987 (B)   $   2,671            12 %
                                                ==========      ==========                 ==========      ==========

(A) Managed net revenues are reported net of American Express Financial Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

        GAAP revenues                           $   7,068       $   6,196          14  %   $  25,866       $  23,807             9 %
          Effect of TRS securitizations               208             224                        943             948
          Effect of AEFA provisions                  (555)           (539)                    (2,122)         (1,954)
                                                ----------      ----------                 ----------      ----------
        Managed net revenues                    $   6,721       $   5,881          14  %   $  24,687       $  22,801             8 %
                                                ==========      ==========                 ==========      ==========

(B) Reflects a $20 million non-cash pre-tax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)

                                                     Quarters Ended                               Years Ended
                                                      December 31,                                December 31,
                                               ---------------------------   Percentage    ---------------------------   Percentage
                                                  2003             2002       Inc/(Dec)        2003            2002       Inc/(Dec)
                                               ----------       ----------   ----------    ----------       ----------   ----------
EARNINGS PER SHARE

BASIC
  Income before accounting change              $    0.61        $    0.52          17  %   $    2.34        $    2.02          16  %

  Net income                                   $    0.60  (A)   $    0.52          15  %   $    2.33  (A)   $    2.02          15  %
                                               ==========       ==========                 ==========       ==========
  Average common shares outstanding
    (millions)                                     1,277            1,309          (2) %       1,284            1,320          (3) %
                                               ==========       ==========                 ==========       ==========

DILUTED
  Income before accounting change              $    0.60        $    0.52          15  %   $    2.31        $    2.01          15  %

  Net income                                   $    0.59  (A)   $    0.52          13  %   $    2.30  (A)   $    2.01          14  %
                                               ==========       ==========                 ==========       ==========

  Average common shares outstanding
    (millions)                                     1,299            1,317          (1) %       1,298            1,330          (2) %
                                               ==========       ==========                 ==========       ==========
Cash dividends declared per common share       $    0.10        $    0.08          25  %   $    0.38        $    0.32          19  %
                                               ==========       ==========                 ==========       ==========

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                     Quarters Ended                               Years Ended
                                                      December 31,                                December 31,
                                               ---------------------------   Percentage    ---------------------------   Percentage
                                                  2003             2002       Inc/(Dec)        2003            2002       Inc/(Dec)
                                               ----------       ----------   ----------    ----------       ----------   ----------
Return on average total shareholders'
  equity (B)                                        20.6%            20.2%          -           20.6%            20.2%          -
Common shares outstanding (millions)               1,284            1,305          (2) %       1,284            1,305          (2) %
Book value per common share                    $   11.93        $   10.63          12  %   $   11.93        $   10.63          12  %
Shareholders' equity (billions)                $    15.3        $    13.9          11  %   $    15.3        $    13.9          11  %


(A) Reflects a $20 million non-cash pre-tax charge ($13 million after-tax), or $0.01 per share on both a basic and diluted basis, related to the December 31, 2003 adoption of FIN 46, as revised.

(B) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                                     Quarters Ended
                                                       ------------------------------------------------------------------------
                                                       December 31,    September 30,     June 30,      March 31,   December 31,
                                                           2003             2003           2003           2003         2002
                                                       ------------    -------------   -----------   -----------   ------------
Revenues
  Discount revenue                                     $     2,432     $      2,221    $    2,152    $    1,976    $     2,122
  Net investment income                                        786              730           780           767            816
  Management and distribution fees                             758              603           569           520            528
  Cardmember lending net finance charge revenue                531              476           483           552            470
  Net card fees                                                467              462           455           451            435
  Travel commissions and fees                                  445              349           373           340            369
  Other commissions and fees                                   487              514           479           497            505
  Insurance and annuity revenues                               366              345           341           314            317
  Securitization income, net                                   293              301           345           211            284
  Other                                                        503              418           379           395            350
                                                       ------------    -------------   -----------   -----------   ------------
    Total revenues                                           7,068            6,419         6,356         6,023          6,196
Expenses
  Human resources                                            1,708            1,559         1,576         1,490          1,379
  Provision for losses and benefits                          1,164            1,080         1,075         1,110          1,250
  Marketing, promotion, rewards
    and cardmember services                                  1,166            1,016           944           775            822
  Interest                                                     205              239           231           230            270
  Other operating expenses                                   1,735            1,463         1,433         1,422          1,512
  Restructuring charges                                          -               (2)            -             -             14
                                                       ------------    -------------   -----------   -----------   ------------
    Total expenses                                           5,978            5,355         5,259         5,027          5,247
                                                       ------------    -------------   -----------   -----------   ------------
Pretax income before accounting change                       1,090            1,064         1,097           996            949
Income tax provision                                           314              294           335           304            266
                                                       ------------    -------------   -----------   -----------   ------------
Income before accounting change                                776              770           762           692            683
Cumulative effect of accounting change, net of tax (A)         (13)               -             -             -              -
                                                       ------------    -------------   -----------   -----------   ------------
Net income                                             $       763     $        770    $      762    $      692    $       683
                                                       ============    =============   ===========   ===========   ============

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(A) Reflects a $20 million non-cash pre-tax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)


(Millions)
                                                                                    Quarters Ended
                                                    ----------------------------------------------------------------------------
                                                    December 31,      September 30,     June 30,       March 31,    December 31,
                                                        2003              2003            2003           2003           2002
                                                    ------------      -------------   ------------   ------------   ------------
REVENUES (A)
  Travel Related Services                           $     5,211       $      4,758    $     4,734    $     4,486    $     4,665
  American Express Financial Advisors                     1,740              1,525          1,496          1,411          1,444
  American Express Bank                                     205                199            200            197            188
                                                    ------------      -------------   ------------   ------------   ------------
                                                          7,156              6,482          6,430          6,094          6,297
  Corporate and other,
    including adjustments and eliminations                  (88)               (63)           (74)           (71)          (101)
                                                    ------------      -------------   ------------   ------------   ------------
CONSOLIDATED REVENUES                               $     7,068       $      6,419    $     6,356    $     6,023    $     6,196
                                                    ============      =============   ============   ============   ============
PRETAX INCOME (LOSS) BEFORE ACCOUNTING CHANGE
  Travel Related Services                           $       884       $        892    $       937    $       858    $       794
  American Express Financial Advisors                       248                224            209            178            206
  American Express Bank                                      42                 41             39             29             36
                                                    ------------      -------------   ------------   ------------   ------------
                                                          1,174              1,157          1,185          1,065          1,036
  Corporate and other                                       (84)               (93)           (88)           (69)           (87)
                                                    ------------      -------------   ------------   ------------   ------------
PRETAX INCOME BEFORE ACCOUNTING CHANGE              $     1,090       $      1,064    $     1,097    $       996    $       949
                                                    ============      =============   ============   ============   ============
NET INCOME (LOSS)
  Travel Related Services                           $       606       $        606    $       634    $       584    $       550
  American Express Financial Advisors                       182 (B)            197            157            133            153
  American Express Bank                                      29                 27             27             19             24
                                                    ------------      -------------   ------------   ------------   ------------
                                                            817                830            818            736            727
  Corporate and other                                       (54)               (60)           (56)           (44)           (44)
                                                    ------------      -------------   ------------   ------------   ------------
NET INCOME                                          $       763 (B)   $        770    $       762    $       692    $       683
                                                    ============      =============   ============   ============   ============

(A)  Managed net revenues are reported net of American Express Financial
     Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

       GAAP revenues                                $     7,068       $      6,419    $     6,356    $     6,023    $     6,196
         Effect of TRS securitizations                      208                255            216            264            224
         Effect of AEFA provisions                         (555)              (535)          (526)          (506)          (539)
                                                    ------------      -------------   ------------   ------------   ------------
         Managed net revenues                       $     6,721       $      6,139    $     6,046    $     5,781    $     5,881
                                                    ============      =============   ============   ============   ============

(B) Reflects a $20 million non-cash pre-tax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)


                                                                                      Quarters Ended
                                                   ------------------------------------------------------------------------------
                                                   December 31,        September 30,     June 30,       March 31,    December 31,
                                                       2003                2003            2003           2003          2002
                                                   -------------       -------------   ------------   ------------   ------------
EARNINGS PER SHARE

BASIC
  Income before accounting change                  $       0.61        $       0.60    $      0.59    $      0.53    $      0.52

  Net income                                       $       0.60  (A)   $       0.60    $      0.59    $      0.53    $      0.52
                                                   =============       =============   ============   ============   ============
  Average common shares outstanding (millions)            1,277               1,278          1,283          1,297          1,309
                                                   =============       =============   ============   ============   ============

DILUTED
  Income before accounting change                  $       0.60        $       0.59    $      0.59    $      0.53    $      0.52

  Net income                                       $       0.59  (A)   $       0.59    $      0.59    $      0.53    $      0.52
                                                   =============       =============   ============   ============   ============
  Average common shares outstanding (millions)            1,299               1,297          1,295          1,305          1,317
                                                   =============       =============   ============   ============   ============

Cash dividends declared per common share           $       0.10        $       0.10    $      0.10    $      0.08    $      0.08
                                                   =============       =============   ============   ============   ============


                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


                                                                                      Quarters Ended
                                                   ------------------------------------------------------------------------------
                                                   December 31,        September 30,     June 30,       March 31,    December 31,
                                                      2003                2003             2003           2003          2002
                                                   -------------       -------------   ------------   ------------   ------------
Return on average total shareholders' equity (B)           20.6%               20.4%          20.1%          20.0%          20.2%
Common shares outstanding (millions)                      1,284               1,285          1,286          1,298          1,305
Book value per common share                        $      11.93        $      11.54    $     11.27    $     10.84    $     10.63
Shareholders' equity (billions)                    $       15.3        $       14.8    $      14.5    $      14.1    $      13.9

(A) Reflects a $20 million non-cash pre-tax charge ($13 million after-tax), or $0.01 per share on both a basic and diluted basis, related to the December 31, 2003 adoption of FIN 46, as revised.

(B) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                            Quarters Ended                            Years Ended
                                                              December 31,                            December 31,
                                                        -----------------------   Percentage    -----------------------   Percentage
                                                           2003        2002        Inc/(Dec)       2003         2002       Inc/(Dec)
                                                        ----------   ----------   -----------   ----------   ----------   ----------
Net revenues:
  Discount revenue                                      $   2,432    $   2,122         14.6 %   $   8,781    $   7,931        10.7 %
  Net card fees                                               467          435          7.1         1,835        1,726         6.3
  Lending:
    Finance charge revenue                                    654          602          8.7         2,525        2,338         8.0
    Interest expense                                          123          132         (6.0)          483          510        (5.2)
                                                        ----------   ----------                 ----------   ----------
      Net finance charge revenue                              531          470         12.9         2,042        1,828        11.7
  Travel commissions and fees                                 445          369         20.9         1,507        1,408         7.0
  Other commissions and fees                                  515          476          8.2         1,901        1,833         3.7
  Travelers Cheque investment income                           93           94         (1.2)          367          375        (2.2)
  Securitization income, net                                  293          284          3.2         1,150        1,049         9.7
  Other revenues                                              435          415          5.2         1,606        1,571         2.3
                                                        ----------   ----------                 ----------   ----------
        Total net revenues                                  5,211        4,665         11.7        19,189       17,721         8.3
                                                        ----------   ----------                 ----------   ----------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                               1,141          796         43.3         3,814        3,027        26.0
  Provision for losses and claims:
    Charge card                                               227          237         (3.8)          853          960       (11.1)
    Lending                                                   330          414        (20.2)        1,218        1,369       (11.0)
    Other                                                      28           26         11.1           127          149       (14.1)
                                                        ----------   ----------                 ----------   ----------
      Total                                                   585          677        (13.3)        2,198        2,478       (11.3)
  Charge card interest expense                                187          252        (26.0)          786        1,001       (21.6)
  Human resources                                           1,003          852         17.7         3,822        3,503         9.1
  Other operating expenses                                  1,411        1,279         10.3         4,998        4,636         7.8
  Restructuring charges                                         -           15            -             -           (4)          -
                                                        ----------   ----------                 ----------   ----------
        Total expenses                                      4,327        3,871         11.8        15,618       14,641         6.7
                                                        ----------   ----------                 ----------   ----------
Pretax income                                                 884          794         11.3         3,571        3,080        15.9
Income tax provision                                          278          244         13.9         1,141          945        20.7
                                                        ----------   ----------                 ----------   ----------
Net income                                              $     606    $     550         10.2 %   $   2,430    $   2,135        13.8 %
                                                        ==========   ==========                 ==========   ==========

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)


Years Ended December 31,
(Millions)                                                                  Securitization
                                      GAAP Basis                                Effect              Managed Basis
                                 ---------------------   Percentage     ---------------------   ---------------------   Percentage
                                   2003        2002       Inc/(Dec)       2003        2002        2003        2002       Inc/(Dec)
                                 ---------   ---------   ----------     ---------   ---------   ---------   ---------   ----------
Net revenues:
  Discount revenue               $  8,781    $  7,931         10.7  %
  Net card fees                     1,835       1,726          6.3
  Lending:
    Finance charge revenue          2,525       2,338          8.0      $  2,172    $  2,166    $  4,697    $  4,504          4.3  %
    Interest expense                  483         510         (5.2)          272         340         755         850        (11.1)
                                 ---------   ---------                  ---------   ---------   ---------   ---------
      Net finance charge revenue    2,042       1,828         11.7         1,900       1,826       3,942       3,654          7.9
  Travel commissions and fees       1,507       1,408          7.0
  Other commissions and fees        1,901       1,833          3.7           193         185       2,094       2,018          3.8
  Travelers Cheque investment
    income                            367         375         (2.2)
  Securitization income, net        1,150       1,049          9.7        (1,150)     (1,049)          -           -            -
  Other revenues                    1,606       1,571          2.3             -         (14)      1,606       1,557          3.2
                                 ---------   ---------                  ---------   ---------   ---------   ---------
        Total net revenues         19,189      17,721          8.3           943         948      20,132      18,669          7.8
                                 ---------   ---------                  ---------   ---------   ---------   ---------
Expenses:
  Marketing, promotion, rewards
    and cardmember services         3,814       3,027         26.0           (74)        (81)      3,740       2,946         27.0
  Provision for losses and
    claims:
    Charge card                       853         960        (11.1)
    Lending                         1,218       1,369        (11.0)        1,067       1,098       2,285       2,467         (7.4)
    Other                             127         149        (14.1)
                                 ---------   ---------                  ---------   ---------   ---------   ---------
      Total                         2,198       2,478        (11.3)        1,067       1,098       3,265       3,576         (8.7)
  Charge card interest expense        786       1,001        (21.6)            -         (14)        786         987        (20.4)
  Human resources                   3,822       3,503          9.1
  Other operating expenses          4,998       4,636          7.8           (50)        (55)      4,948       4,581          8.0
  Restructuring charges                 -          (4)           -
                                 ---------   ---------                  ---------   ---------   ---------   ---------
        Total expenses             15,618      14,641          6.7      $    943    $    948    $ 16,561    $ 15,589          6.2
                                 ---------   ---------                  ---------   ---------   ---------   ---------
Pretax income                       3,571       3,080         15.9
Income tax provision                1,141         945         20.7
                                 ---------   ---------
Net income                       $  2,430    $  2,135         13.8  %
                                 =========   =========

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

Securitization income, net represents revenue related to the Company's securitized loan receivables, which includes gains recorded at the time of securitization, net finance charge revenue on retained interests in securitized loans and servicing income net of related discounts. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the years ended December 31, 2003 and 2002 assumes that net gains of $124 million and $136 million, respectively, from lending securitizations were offset by higher marketing, promotion, rewards and cardmember services expenses of $74 million and $81 million, respectively, and other operating expenses of $50 million and $55 million, respectively. Accordingly, the incremental expenses, as well as the gains, have been eliminated.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)


Quarters Ended December 31,
(Millions)                                                                  Securitization
                                      GAAP Basis                                Effect              Managed Basis
                                 ---------------------   Percentage     ---------------------   ---------------------   Percentage
                                   2003        2002       Inc/(Dec)       2003        2002        2003        2002       Inc/(Dec)
                                 ---------   ---------   ----------     ---------   ---------   ---------   ---------   ----------
Net revenues:
  Discount revenue               $  2,432    $  2,122         14.6 %
  Net card fees                       467         435          7.1
  Lending:
    Finance charge revenue            654         602          8.7      $    532    $    553    $  1,186    $  1,155          2.8 %
    Interest expense                  123         132         (6.0)           84          89         207         221         (5.1)
                                 ---------   ---------                  ---------   ---------   ---------   ---------
      Net finance charge revenue      531         470         12.9           448         464         979         934          4.6
  Travel commissions and fees         445         369         20.9
  Other commissions and fees          515         476          8.2            53          48         568         524          8.5
  Travelers Cheque investment
    income                             93          94         (1.2)
  Securitization income, net          293         284          3.2          (293)       (284)          -           -            -
  Other revenues                      435         415          5.2             -          (4)        435         411          6.1
                                 ---------   ---------                  ---------   ---------   ---------   ---------
        Total net revenues          5,211       4,665         11.7           208         224       5,419       4,889         10.8
                                 ---------   ---------                  ---------   ---------   ---------   ---------
Expenses:
  Marketing, promotion, rewards
    and cardmember services         1,141         796         43.3
  Provision for losses and
    claims:
    Charge card                       227         237         (3.8)
    Lending                           330         414        (20.2)          208         227         538         641        (16.3)
    Other                              28          26         11.1
                                 ---------   ---------                  ---------   ---------   ---------   ---------
      Total                           585         677        (13.3)          208         227         793         904        (12.3)
  Charge card interest expense        187         252        (26.0)            -          (3)        187         249        (24.9)
  Human resources                   1,003         852         17.7
  Other operating expenses          1,411       1,279         10.3
  Restructuring charges                 -          15            -
                                 ---------   ---------                  ---------   ---------   ---------   ---------
        Total expenses              4,327       3,871         11.8      $    208    $    224    $  4,535    $  4,095         10.7
                                 ---------   ---------                  ---------   ---------   ---------   ---------
Pretax income                         884         794         11.3
Income tax provision                  278         244         13.9
                                 ---------   ---------
Net income                       $    606    $    550         10.2 %
                                 =========   =========

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)


Quarters Ended
(Millions)                                      GAAP Basis               Securitization Effect               Managed Basis
                                       -----------------------------    ---------------------------   ------------------------------

                                       September     June      March    September    June     March   September    June      March
                                          30,         30,       31,        30,        30,      31,       30,        30,       31,
                                         2003        2003      2003       2003       2003     2003       2003      2003      2003
                                       ---------   -------   -------    ---------   ------   ------   ---------   -------   --------
Net revenues:
  Discount revenue                     $   2,221   $ 2,152   $ 1,976
  Net card fees                              462       455       451
  Lending:
    Finance charge revenue                   592       598       681    $    585    $ 566    $ 489    $  1,177    $ 1,164   $ 1,170
    Interest expense                         116       115       129          74       50       64         190        165       193
                                       ---------   -------   --------   ---------   ------   ------   ---------   -------   --------
      Net finance charge revenue             476       483       552         511      516      425         987        999       977
  Travel commissions and fees                349       373       340
  Other commissions and fees                 465       457       464          45       45       50         510        502       514
  Travelers Cheque investment income          90        92        92
  Securitization income, net                 301       345       211        (301)    (345)    (211)          -          -         -
  Other revenues                             394       377       400
                                       ---------   -------   --------   ---------   ------   ------   ---------   -------   --------
        Total net revenues                 4,758     4,734     4,486         255      216      264       5,013      4,950     4,750
                                       ---------   -------   --------   ---------   ------   ------   ---------   -------   --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                  994       918       761           -      (48)     (26)        994        870       735
  Provision for losses and claims:
    Charge card                              213       205       208
    Lending                                  279       278       331         255      297      307         534        575       638
    Other                                     31        37        31
                                       ---------   -------   --------   ---------   ------   ------   ---------   -------   --------
      Total                                  523       520       570         255      297      307         778        817       877
  Charge card interest expense               186       204       209
  Human resources                            938       965       916
  Other operating expenses                 1,225     1,190     1,172           -      (33)     (17)      1,225      1,157     1,155
                                       ---------   -------   --------   ---------   ------   ------   ---------   -------   --------
        Total expenses                     3,866     3,797     3,628    $    255    $ 216    $ 264    $  4,121    $ 4,013   $ 3,892
                                       ---------   -------   --------   ---------   ------   ------   ---------   -------   --------
Pretax income                                892       937       858
Income tax provision                         286       303       274
                                       ---------   -------   --------
Net income                             $     606   $   634   $   584
                                       =========   =======   ========

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

Securitization income, net represents revenue related to the Company's securitized loan receivables, which includes gains recorded at the time of securitization, net finance charge revenue on retained interests in securitized loans and servicing income net of related discounts. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the quarters ended June 30, 2003 and March 31, 2003 assume that net gains of $81 million and $43 million, respectively, from lending securitizations were offset by higher marketing, promotion, rewards and cardmember services expenses of $48 million and $26 million, respectively, and other operating expenses of $33 million and $17 million, respectively. Accordingly, the incremental expenses, as well as the gains, have been eliminated.

(Preliminary)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                         Quarters Ended                          Years Ended
                                                          December 31,                           December 31,
                                                      ---------------------     Percentage   ---------------------     Percentage
                                                        2003         2002        Inc/(Dec)     2003         2002        Inc/(Dec)
                                                      --------     --------     ----------   --------     --------     ----------
Total cards-in-force (millions) (A):
  United States                                           36.4         34.8        4.3 %         36.4         34.8        4.3 %
  Outside the United States                               24.1         22.2        8.8           24.1         22.2        8.8
                                                      --------     --------                  --------     --------
    Total                                                 60.5         57.0        6.1 %         60.5         57.0        6.1 %
                                                      ========     ========                  ========     ========
Basic cards-in-force (millions):
  United States                                           27.7         26.9        2.7 %         27.7         26.9        2.7 %
  Outside the United States                               19.9         18.3        9.2           19.9         18.3        9.2
                                                      --------     --------                  --------     --------
    Total                                                 47.6         45.2        5.3 %         47.6         45.2        5.3 %
                                                      ========     ========                  ========     ========
Card billed business
  United States                                       $   72.3     $   62.9       15.0 %     $  262.1     $  234.1       11.9 %
  Outside the United States                               26.2         21.2       23.6           90.1         77.3       16.6
                                                      --------     --------                  --------     --------
    Total                                             $   98.5     $   84.1       17.1 %     $  352.2     $  311.4       13.1 %
                                                      ========     ========                  ========     ========
Average discount rate (B)                                 2.56 %       2.62 %                    2.59 %       2.64 %
Average basic cardmember spending (dollars) (B)       $  2,314     $  2,050       12.9 %     $  8,367     $  7,645        9.4 %
Average fee per card (dollars) (B)                    $     35     $     34        2.9 %     $     35     $     34        2.9 %
Non-Amex brand (C):
  Cards-in-force (millions)                                0.7          0.7       (0.6)%          0.7          0.7       (0.6)%
  Billed business                                     $    1.1     $    1.0       10.5 %     $    3.9     $    3.7        7.0 %
Travel sales                                          $    4.7     $    3.8       22.1 %     $   16.0     $   15.5        3.2 %
  Travel commissions and fees/sales (D)                    9.5 %        9.6 %                     9.4 %        9.1 %
Travelers Cheque:
  Sales                                               $    4.7     $    4.8       (4.1)%     $   19.2     $   22.1      (13.1)%
  Average outstanding                                 $    6.6     $    6.5        2.2 %     $    6.6     $    6.5        1.8 %
  Average investments                                 $    7.1     $    6.8        3.9 %     $    7.1     $    6.9        2.9 %
  Investment yield                                         5.5 %        5.6 %                     5.4 %        5.6 %
  Tax equivalent yield                                     8.4 %        8.7 %                     8.4 %        8.7 %
Total debt                                            $   38.4     $   36.4        5.4 %     $   38.4     $   36.4        5.4 %
Shareholder's equity                                  $    7.9     $    7.3        8.7 %     $    7.9     $    7.3        8.7 %
Return on average total shareholder's equity (E)          31.3 %       30.3 %                    31.3 %       30.3 %
Return on average total assets (F)                         3.4 %        3.2 %                     3.4 %        3.2 %

(A) Total cards-in-force for prior periods have been reduced, reflecting a correction to the number of supplemental cards-in-force.

(B) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the U.S. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(C) These data relate to Visa and Eurocards issued in connection with joint venture activities.

(D)  Computed from information provided herein.

(E) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(F) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                         Quarters Ended                          Years Ended
                                                          December 31,                           December 31,
                                                      ---------------------     Percentage   ---------------------     Percentage
                                                        2003         2002        Inc/(Dec)     2003         2002        Inc/(Dec)
                                                      --------     --------     ----------   --------     --------     ----------
Charge card receivables:
  Total receivables                                   $   28.4     $   26.3        7.9 %     $   28.4     $   26.3        7.9 %
  90 days past due as a % of total                         1.9 %        2.2 %                     1.9 %        2.2 %
  Loss reserves (millions)                            $    916     $    930       (1.5)%     $    916     $    930       (1.5)%
    % of receivables                                       3.2 %        3.5 %                     3.2 %        3.5 %
    % of 90 days past due                                  171 %        162 %                     171 %        162 %
  Net loss ratio                                          0.27 %       0.32 %                    0.28 %       0.38 %

U.S. Lending (Owned Basis):
  Total loans                                         $   19.0     $   17.1       11.0 %     $   19.0     $   17.1       11.0 %
  Past due loans as a % of total:
    30-89 days                                             1.6 %        2.0 %                     1.6 %        2.0 %
    90+ days                                               1.0 %        1.3 %                     1.0 %        1.3 %
  Loss reserves (millions):
    Beginning balance                                 $    759     $    669       13.6 %     $    798     $    668       19.5 %
      Provision                                            226          318      (29.0)           765          954      (19.8)
      Net charge-offs                                     (192)        (206)      (6.5)          (817)        (903)      (9.7)
      Other                                                 19           17       15.2             66           79      (18.1)
                                                      ---------    --------                  ---------    --------
    Ending balance                                    $    812     $    798        1.8 %     $    812     $    798        1.8 %
                                                      =========    ========                  =========    ========
    % of loans                                             4.3 %        4.7 %                     4.3 %        4.7 %
    % of past due                                          162 %        143 %                     162 %        143 %
  Average loans                                       $   17.3     $   15.7       10.3 %     $   16.7     $   15.3        9.1 %
  Net write-off rate                                       4.4 %        5.2 %                     4.9 %        5.9 %
  Net interest yield (A)                                   8.1 %        8.8 %                     8.2 %        8.8 %

U.S. Lending - Managed Basis:
  Total loans                                         $   38.5     $   34.3       12.2 %     $   38.5     $   34.3       12.2 %
  Past due loans as a % of total:
    30-89 days                                             1.7 %        1.9 %                     1.7 %        1.9 %
    90+ days                                               1.0 %        1.2 %                     1.0 %        1.2 %
  Loss reserves (millions):
    Beginning balance                                 $  1,340     $  1,193       12.3 %     $  1,297     $  1,077       20.5 %
      Provision                                            433          547      (20.8)         1,832        2,053      (10.8)
      Net charge-offs                                     (437)        (460)      (4.8)        (1,840)      (1,912)      (3.8)
      Other                                                 19           17       15.2             66           79      (18.1)
                                                      ---------    --------                  ---------    --------
    Ending balance                                    $  1,355     $  1,297        4.5 %     $  1,355     $  1,297        4.5 %
                                                      =========    ========                  =========    ========
    % of loans                                             3.5 %        3.8 %                     3.5 %        3.8 %
    % of past due                                          131 %        120 %                     131 %        120 %
  Average loans                                       $   36.8     $   32.9       12.0 %     $   35.6     $   32.0       11.3 %
  Net write-off rate                                       4.7 %        5.5 %                     5.1 %        6.0 %
  Net interest yield                                       8.6 %        9.8 %                     8.9 %        9.8 %

(A) Certain prior period amounts have been recomputed to conform to current year presentation.

(Preliminary)
                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)                                                              Quarters Ended
                                               ------------------------------------------------------------------------
                                                December 31,   September 30,    June 30,     March 31,     December 31,
                                                    2003           2003          2003          2003           2002
                                               -------------   -------------   ----------   -----------   -------------
Net revenues:
  Discount revenue                              $     2,432     $     2,221     $  2,152     $   1,976     $     2,122
  Net card fees                                         467             462          455           451             435
  Lending:
    Finance charge revenue                              654             592          598           681             602
    Interest expense                                    123             116          115           129             132
                                               -------------   -------------   ----------   -----------   -------------
      Net finance charge revenue                        531             476          483           552             470
  Travel commissions and fees                           445             349          373           340             369
  Other commissions and fees                            515             465          457           464             476
  Travelers Cheque investment income                     93              90           92            92              94
  Securitization income, net                            293             301          345           211             284
  Other revenues                                        435             394          377           400             415
                                               -------------   -------------   ----------   -----------   -------------
        Total net revenues                            5,211           4,758        4,734         4,486           4,665
                                               -------------   -------------   ----------   -----------   -------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                           1,141             994          918           761             796
  Provision for losses and claims:
    Charge card                                         227             213          205           208             237
    Lending                                             330             279          278           331             414
    Other                                                28              31           37            31              26
                                               -------------   -------------   ----------   -----------   -------------
      Total                                             585             523          520           570             677
  Charge card interest expense                          187             186          204           209             252
  Human resources                                     1,003             938          965           916             852
  Other operating expenses                            1,411           1,225        1,190         1,172           1,279
  Restructuring charges                                   -               -            -             -              15
                                               -------------   -------------   ----------   -----------   -------------
        Total expenses                                4,327           3,866        3,797         3,628           3,871
                                               -------------   -------------   ----------   -----------   -------------
Pretax income                                           884             892          937           858             794
Income tax provision                                    278             286          303           274             244
                                               -------------   -------------   ----------   -----------   -------------
Net income                                      $       606     $       606     $    634     $     584     $       550
                                               =============   =============   ==========   ===========   =============

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)
                            TRAVEL RELATED SERVICES
                      SELECTED MANAGED BASIS INFORMATION
                                  (Unaudited)


(Millions)                                                                       Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                   December 31,     September 30,     June 30,     March 31,     December 31,
                                                       2003              2003           2003         2003            2002
                                                  --------------   ---------------   ----------   -----------   --------------

 Lending finance charge revenue                    $      1,186     $       1,177     $  1,164     $   1,170     $      1,155
 Lending interest expense                                   207               190          165           193              221
 Other commissions and fees                                 568               510          502           514              524
 Other revenues                                             435               394          377           400              411
 Marketing, promotion, rewards
   and cardmember services                                1,141               994          870           735              796
 Lending provision                                          538               534          575           638              641
 Charge card interest expense                               187               186          204           209              249
 Other operating expenses                                 1,411             1,225        1,157         1,155            1,279

Note: Certain prior period amounts have been reclassified to conform to current year presentation. See prior page for comparable GAAP measures.

(Preliminary)
                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     ----------------------------------------------------------------------------
                                                      December 31,     September 30,     June 30,     March 31,     December 31,
                                                         2003              2003           2003         2003            2002
                                                     --------------   ---------------   ----------   -----------   --------------
Total cards-in-force (millions) (A):
  United States                                              36.4              35.9         35.4          35.2             34.8
  Outside the United States                                  24.1              23.4         22.9          22.4             22.2
                                                     --------------   ---------------   ----------   -----------   --------------
      Total                                                  60.5              59.3         58.3          57.6             57.0
                                                     ==============   ===============   ==========   ===========   ==============
Basic cards-in-force (millions):
  United States                                              27.7              27.3         27.3          27.1             26.9
  Outside the United States                                  19.9              19.3         18.9          18.5             18.3
                                                     --------------   ---------------   ----------   -----------   --------------
      Total                                                  47.6              46.6         46.2          45.6             45.2
                                                     ==============   ===============   ==========   ===========   ==============
Card billed business
  United States                                      $       72.3     $        66.3     $   64.6     $    58.9     $       62.9
  Outside the United States                                  26.2              22.5         21.5          19.9             21.2
                                                     --------------   ---------------   ----------   -----------   --------------
      Total                                          $       98.5     $        88.8     $   86.1     $    78.8     $       84.1
                                                     ==============   ===============   ==========   ===========   ==============
Average discount rate (B)                                    2.56 %            2.60 %       2.59 %        2.60 %           2.62 %
Average basic cardmember spending (dollars) (B)      $      2,314     $       2,101     $  2,054     $   1,894     $      2,050
Average fee per card - managed (dollars) (B)         $         35     $          35     $     34     $      35     $         34
Non-Amex brand (C):
  Cards-in-force (millions)                                   0.7               0.7          0.7           0.7              0.7
  Billed business                                    $        1.1     $         1.0     $    1.0     $     0.9     $        1.0
Travel sales                                         $        4.7     $         3.7     $    3.9     $     3.7     $        3.8
  Travel commissions and fees/sales (D)                       9.5 %             9.3 %        9.6 %         9.3 %            9.6 %
Travelers Cheque:
  Sales                                              $        4.7     $         6.0     $    4.4     $     4.1     $        4.8
  Average outstanding                                $        6.6     $         7.0     $    6.4     $     6.5     $        6.5
  Average investments                                $        7.1     $         7.4     $    6.9     $     6.9     $        6.8
  Investment yield                                            5.5 %             5.2 %        5.5 %         5.6 %            5.6 %
  Tax equivalent yield                                        8.4 %             8.0 %        8.4 %         8.6 %            8.7 %
Total debt                                           $       38.4     $        33.3     $   34.2     $    34.1     $       36.4
Shareholder's equity                                 $        7.9     $         8.0     $    7.8     $     7.5     $        7.3
Return on average total shareholder's equity (E)             31.3 %            31.2 %       31.5 %        31.3 %           30.3 %
Return on average total assets (F)                            3.4 %             3.4 %        3.4 %         3.3 %            3.2 %

(A) Total cards-in-force for prior periods have been reduced, reflecting a correction to the number of supplemental cards-in-force.

(B) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the U.S. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(C) These data relate to Visa and Eurocards issued in connection with joint venture activities.

(D)  Computed from information provided herein.

(E) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(F) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                                         Quarters Ended
                                           --------------------------------------------------------------------------
                                            December 31,   September 30,    June 30,       March 31,     December 31,
                                                2003           2003           2003           2003            2002
                                           -------------   -------------   -----------   ------------   -------------
Charge card receivables:
  Total receivables                        $      28.4     $      26.4     $    26.0     $     24.3     $      26.3
  90 days past due as a % of total                 1.9 %           2.0 %         2.1 %          2.4 %           2.2 %
  Loss reserves (millions)                 $       916     $       921     $     943     $      923     $       930
    % of receivables                               3.2 %           3.5 %         3.6 %          3.8 %           3.5 %
    % of 90 days past due                          171 %           174 %         171 %          159 %           162 %
  Net loss ratio                                  0.27 %          0.28 %        0.29 %         0.28 %          0.32 %

U.S. Lending (Owned Basis):
  Total loans                              $      19.0     $      16.4     $    16.5     $     16.5     $      17.1
  Past due loans as a % of total:
    30-89 days                                     1.6 %           1.7 %         1.7 %          1.9 %           2.0 %
    90+ days                                       1.0 %           1.0 %         1.1 %          1.2 %           1.3 %
  Loss reserves (millions):
    Beginning balance                      $       759     $       773     $     790     $      798     $       669
      Provision                                    226             174           165            200             318
      Net charge-offs                             (192)           (201)         (199)          (225)           (206)
      Other                                         19              13            17             17              17
                                           -------------   -------------   -----------   ------------   -------------
    Ending balance                         $       812     $       759     $     773     $      790     $       798
                                           =============   =============   ===========   ============   =============
    % of loans                                     4.3 %           4.6 %         4.7 %          4.8 %           4.7 %
    % of past due                                  162 %           169 %         169 %          155 %           143 %
  Average loans                            $      17.3     $      16.4     $    16.1     $     16.6     $      15.7
  Net write-off rate                               4.4 %           4.9 %         4.9 %          5.4 %           5.2 %
  Net interest yield (A)                           8.1 %           7.5 %         7.8 %          8.9 %           8.8 %

U.S. Lending - Managed Basis:
  Total loans                              $      38.5     $      35.9     $    36.0     $     34.6     $      34.3
  Past due loans as a % of total:
    30-89 days                                     1.7 %           1.8 %         1.7 %          1.9 %           1.9 %
    90+ days                                       1.0 %           1.0 %         1.0 %          1.2 %           1.2 %
  Loss reserves (millions):
    Beginning balance                      $     1,340     $     1,350     $   1,347     $    1,297     $     1,193
      Provision                                    433             431           461            507             547
      Net charge-offs                             (437)           (454)         (475)          (474)           (460)
      Other                                         19              13            17             17              17
                                           -------------   -------------   -----------   ------------   -------------
    Ending balance                         $     1,355     $     1,340     $   1,350     $    1,347     $     1,297
                                           =============   =============   ===========   ============   =============
    % of loans                                     3.5 %           3.7 %         3.7 %          3.9 %           3.8 %
    % of past due                                  131 %           133 %         136 %          127 %           120 %
  Average loans                            $      36.8     $      36.0     $    35.3     $     34.2     $      32.9
  Net write-off rate                               4.7 %           5.0 %         5.4 %          5.5 %           5.5 %
  Net interest yield                               8.6 %           8.9 %         8.9 %          9.4 %           9.8 %

(A) Certain prior period amounts have been recomputed to conform to current year presentation.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                      Quarters Ended                           Years Ended
                                                       December 31,                            December 31,
                                                 -----------------------   Percentage     -----------------------   Percentage
                                                    2003         2002       Inc/(Dec)        2003         2002       Inc/(Dec)
                                                 ----------   ----------   ----------     ----------   ----------   ----------
Revenues:
  Investment income                              $     599    $     577          3.9 %    $   2,279    $   2,058         10.7 %
  Management and distribution fees                     759          535         41.8          2,458        2,292          7.2
  Other revenues                                       382          332         14.7          1,435        1,267         13.3
                                                 ----------   ----------                  ----------   ----------
    Total revenues                                   1,740        1,444         20.5          6,172        5,617          9.9
                                                 ----------   ----------                  ----------   ----------
Expenses:
  Provision for losses and benefits:
    Annuities                                          274          283         (3.1)         1,104        1,034          6.8
    Insurance                                          226          203         10.5            817          737         10.8
    Investment certificates                             55           53          5.1            201          183         10.2
                                                 ----------   ----------                  ----------   ----------
      Total                                            555          539          2.8          2,122        1,954          8.6
  Human resources                                      592          449         31.9          2,090        1,898         10.1
  Other operating expenses                             345          250         38.2          1,101          907         21.4
  Disaster recovery charge                               -            -            -              -           (7)           -
                                                 ----------   ----------                  ----------   ----------
    Total expenses                                   1,492        1,238         20.5          5,313        4,752         11.8
                                                 ----------   ----------                  ----------   ----------
Pretax income before accounting change                 248          206         20.2            859          865         (0.7)
Income tax provision                                    53           53         (1.5)           177          233        (24.2)
                                                 ----------   ----------                  ----------   ----------
Income before accounting change                        195          153         27.8            682          632          8.0
Cumulative effect of accounting change,
  net of tax (A)                                       (13)           -            -            (13)           -            -
                                                 ----------   ----------                  ----------   ----------
Net income                                       $     182    $     153         19.3 %    $     669    $     632          5.9 %
                                                 ==========   ==========                  ==========   ==========

(A) Reflects a $20 million non-cash pre-tax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Millions, except where indicated)
                                                       Quarters Ended
                                                        December 31,
                                                 ---------------------------   Percentage
                                                    2003            2002        Inc/(Dec)
                                                 ----------      -----------   ----------
Investments (billions) (A)                       $   42.1        $    38.2         10.2 %
Client contract reserves (billions)              $   41.2        $    37.3         10.2 %
Shareholder's equity (billions)                  $    7.1        $     6.3         12.5 %
Return on average total shareholder's equity (B)     10.4 %           10.9 %          -

Life insurance inforce (billions)                $  131.4        $   119.0         10.4 %
Assets owned, managed or
  administered (billions):
    Assets managed for institutions (C)          $  116.4  (F)   $    42.3            #
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets (C)                  30.8             22.0         40.2 %
        Other owned assets (C)                       53.8  (E)        51.7          3.9
                                                 ----------      -----------
          Total owned assets                         84.6             73.7         14.7
      Managed assets (C)                            110.2             81.6         35.1
      Administered assets (D)                        54.1             33.0         64.0
                                                 ----------      -----------
        Total                                    $  365.3        $   230.6         58.4 %
                                                 ==========      ===========
Market appreciation (depreciation) during
  the period:
  Owned assets:
    Separate account assets                      $  2,754        $   1,040            #
    Other owned assets                           $   (275)       $      23            -
  Managed assets                                 $ 16,164        $   3,334            #

Cash sales:
  Mutual funds                                   $  9,096        $   6,563         38.6 %
  Annuities                                         1,683            2,284        (26.3)
  Investment certificates                           1,520              959         58.6
  Life and other insurance products                   212              182         16.8
  Institutional                                       939              521         80.2
  Other                                               978            1,269        (23.0)
                                                 ----------      -----------
Total cash sales                                 $ 14,428        $  11,778         22.5 %
                                                 ==========      ===========
Number of financial advisors                       12,121           11,689          3.7 %
Fees from financial plans and advice services    $   20.6        $    26.8        (23.3)%
Percentage of total sales from financial plans
  and advice services                                74.6 %           74.4 %          -


(Millions, except where indicated)
                                                        Years Ended
                                                        December 31,
                                                 ---------------------------   Percentage
                                                     2003           2002        Inc/(Dec)
                                                 ----------      -----------   ----------
Investments (billions) (A)                       $   42.1        $    38.2         10.2 %
Client contract reserves (billions)              $   41.2        $    37.3         10.2 %
Shareholder's equity (billions)                  $    7.1        $     6.3         12.5 %
Return on average total shareholder's equity (B)     10.4 %           10.9 %          -

Life insurance inforce (billions)                $  131.4        $   119.0         10.4 %
Assets owned, managed or
  administered (billions):
    Assets managed for institutions (C)          $  116.4  (F)   $    42.3            #
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets (C)                  30.8             22.0         40.2 %
        Other owned assets (C)                       53.8  (E)        51.7          3.9
                                                 ----------      -----------
          Total owned assets                         84.6             73.7         14.7
      Managed assets (C)                            110.2             81.6         35.1
      Administered assets (D)                        54.1             33.0         64.0
                                                 ----------      -----------
        Total                                    $  365.3        $   230.6         58.4 %
                                                 ==========      ===========
Market appreciation (depreciation) during
  the period:
  Owned assets:
    Separate account assets                      $  5,516        $  (5,057)           -
    Other owned assets                           $   (244)       $     898            -
  Managed assets                                 $ 26,610        $ (16,788)           -

Cash sales:
  Mutual funds                                   $ 30,407        $  31,945         (4.8)%
  Annuities                                         8,335            8,541         (2.4)
  Investment certificates                           5,736            4,088         40.3
  Life and other insurance products                   760              710          7.0
  Institutional                                     3,033            3,331         (9.0)
  Other                                             5,787            5,201         11.3
                                                 ----------      -----------
Total cash sales                                 $ 54,058        $  53,816          0.4 %
                                                 ==========      ===========
Number of financial advisors                       12,121           11,689          3.7 %
Fees from financial plans and advice services    $  120.7        $   113.9          5.9 %
Percentage of total sales from financial plans
  and advice services                                74.8 %           73.3 %          -

# - Denotes a variance of more than 100%.

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using income before cumulative effect of accounting change and total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) At September 30, 2003 includes $73.2 billion of assets managed for institutions, $2.6 billion of separate account assets, $1.0 billion of other owned assets and $7.9 billion of assets managed for individuals related to the September 30, 2003 Threadneedle acquisition.

(D) Excludes non-branded administered assets of $3.6 billion at December 31, 2002. Assuming such assets had been included, the increase in administered assets would have been 47.8%.

(E) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, $0.5 billion of additional assets were consolidated.

(F) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, managed assets decreased by $3.8 billion.

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                                     Quarters Ended
                                                         -------------------------------------------------------------------------
                                                         December 31,   September 30,    June 30,      March 31,      December 31,
                                                             2003            2003          2003           2003            2002
                                                         ------------   -------------   -----------    -----------    ------------
Revenues:
  Investment income                                      $      599     $       551     $     571      $     558      $      577
  Management and distribution fees                              759             606           571            522             535
  Other revenues                                                382             368           354            331             332
                                                         ------------   -------------   -----------    -----------    ------------
    Total revenues                                            1,740           1,525         1,496          1,411           1,444
                                                         ------------   -------------   -----------    -----------    ------------

Expenses:
  Provision for losses and benefits:
    Annuities                                                   274             277           280            273             283
    Insurance                                                   226             212           187            192             203
    Investment certificates                                      55              46            59             41              53
                                                         ------------   -------------   -----------    -----------    ------------
      Total                                                     555             535           526            506             539
  Human resources                                               592             511           508            479             449
  Other operating expenses                                      345             255           253            248             250
                                                         ------------   -------------   -----------    -----------    ------------
    Total expenses                                            1,492           1,301         1,287          1,233           1,238
                                                         ------------   -------------   -----------    -----------    ------------
Pretax income before accounting change                          248             224           209            178             206
Income tax provision                                             53              27            52             45              53
                                                         ------------   -------------   -----------    -----------    ------------
Income before accounting change                                 195             197           157            133             153
Cumulative effect of accounting change, net of tax (A)          (13)              -             -              -               -
                                                         ------------   -------------   -----------    -----------    ------------
Net income                                               $      182     $       197     $     157      $     133      $      153
                                                         ============   =============   ===========    ===========    ============

(A) Reflects a $20 million non-cash pre-tax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Millions)
                                                                                      Quarters Ended
                                                       ----------------------------------------------------------------------------
                                                       December 31,      September 30,    June 30,      March 31,      December 31,
                                                           2003               2003          2003           2003            2002
                                                       ------------      -------------   -----------    -----------    ------------

Investments (billions) (A)                             $     42.1        $      42.3     $    42.4      $    40.3      $     38.2
Client contract reserves (billions)                    $     41.2        $      40.8     $    40.2      $    38.6      $     37.3
Shareholder's equity (billions)                        $      7.1        $       7.1     $     6.7      $     6.3      $      6.3
Return on average total shareholder's equity (B)             10.4 %             10.1 %         9.6 %          9.8 %          10.9 %

Life insurance inforce (billions)                      $    131.4        $     127.5     $   124.4      $   121.4      $    119.0
Assets owned, managed or
  administered (billions):
    Assets managed for institutions (C)                $    116.4  (F)   $     116.7     $    43.8      $    41.4      $     42.3
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets (C)                          30.8               27.6          24.1           21.3            22.0
        Other owned assets (C)                               53.8  (E)          53.3          52.2           51.5            51.7
                                                       ------------      -------------   -----------    -----------    ------------
          Total owned assets                                 84.6               80.9          76.3           72.8            73.7
      Managed assets (C)                                    110.2               96.6          87.3           79.9            81.6
      Administered assets (D)                                54.1               45.6          37.4           34.0            33.0
                                                       ------------      -------------   -----------    -----------    ------------
        Total                                          $    365.3        $     339.8     $   244.8      $   228.1      $    230.6
                                                       ============      =============   ===========    ===========    ============

Market appreciation (depreciation) during
  the period:
  Owned assets:
    Separate account assets                            $    2,754        $       613     $   2,620      $    (471)     $    1,040
    Other owned assets                                 $     (275)       $      (388)    $     399      $      20      $       23
    Managed assets                                     $   16,164        $     2,134     $   9,457      $  (1,145)     $    3,334

Cash sales:
  Mutual funds                                         $    9,096        $     7,361     $   7,150      $   6,800      $    6,563
  Annuities                                                 1,683              1,866         2,581          2,205           2,284
  Investment certificates                                   1,520              1,542         1,607          1,067             959
  Life and other insurance products                           212                198           188            162             182
  Institutional                                               939                680           722            692             521
  Other                                                       978              1,595         1,531          1,683           1,269
                                                       ------------      -------------   -----------    -----------    ------------
Total cash sales                                       $   14,428        $    13,242     $  13,779      $  12,609      $   11,778
                                                       ============      =============   ===========    ===========    ============

Number of financial advisors                               12,121             11,742        11,667         11,606          11,689
Fees from financial plans and advice services          $     20.6        $      34.9     $    33.5      $    31.7      $     26.8
Percentage of total sales from financial plans
  and advice services                                        74.6 %             75.0 %        74.0 %         75.6 %          74.4 %

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using income before cumulative effect of accounting change and total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) At September 30, 2003, includes $73.2 billion of assets managed for institutions, $2.6 billion of separate account assets, $1.0 billion of other owned assets and $7.9 billion of assets managed for individuals, related to the September 30, 2003 Threadneedle acquisition.

(D) Excludes non-branded administered assets of $5.4 billion, $3.8 billion and $3.6 billion for the periods ended June 30, 2003, March 31, 2003 and December 31, 2002, respectively.

(E) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, $0.5 billion of additional assets were consolidated.

(F) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, managed assets decreased by $3.8 billion.

(Preliminary)

                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                       Quarters Ended
                                                        December 31,
                                                 -------------------------    Percentage
                                                    2003          2002         Inc/(Dec)
                                                 ----------    -----------    ----------
Net revenues:
  Interest income                                $      139    $      156        (11.8)%
  Interest expense                                       57            65        (11.8)
                                                 ----------    -----------
    Net interest income                                  82            91        (11.8)
  Commissions and fees                                   68            58         20.2
  Foreign exchange income & other revenues               55            39         39.8
                                                 ----------    -----------
    Total net revenues                                  205           188          8.7
                                                 ----------    -----------

Expenses:
  Human resources                                        75            59         26.4
  Other operating expenses                               67            63          5.8
  Provision for losses                                   21            31        (33.3)
  Restructuring charges                                   -            (1)           #
                                                 ----------    -----------
    Total expenses                                      163           152          6.8
                                                 ----------    -----------
Pretax income                                            42            36         16.5
Income tax provision                                     13            12          5.8
                                                 ----------    -----------
Net income                                       $       29    $       24         22.1 %
                                                 ==========    ===========


(Millions)
                                                        Years Ended
                                                        December 31,
                                                 -------------------------    Percentage
                                                    2003          2002         Inc/(Dec)
                                                 ----------    -----------    ----------
Net revenues:
  Interest income                                $     575     $      606         (5.2)%
  Interest expense                                     226            246         (8.0)
                                                 ----------    -----------
    Net interest income                                349            360         (3.2)
  Commissions and fees                                 238            215         10.9
  Foreign exchange income & other revenues             214            170         25.8
                                                 ----------    -----------
    Total net revenues                                 801            745          7.5
                                                 ----------    -----------

Expenses:
  Human resources                                      271            236         14.9
  Other operating expenses                             279            244         14.0
  Provision for losses                                 102            147        (30.6)
  Restructuring charges                                 (2)            (3)       (49.9)
                                                 ----------    -----------
    Total expenses                                     650            624          4.2
                                                 ----------    -----------
Pretax income                                          151            121         24.2
Income tax provision                                    49             41         18.7
                                                 ----------    -----------
Net income                                       $     102     $       80         27.1 %
                                                 ==========    ===========

# Denotes a variance of more than 100%.

(Preliminary)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except where indicated)
                                                         Quarters Ended                             Years Ended
                                                          December 31,                              December 31,
                                                    -----------------------   Percentage      -----------------------   Percentage
                                                       2003         2002        Inc/(Dec)        2003         2002       Inc/(Dec)
                                                    ----------   ----------   -----------     ----------   ----------   ----------

Total shareholder's equity (millions)               $    949     $    947           0.2 %     $    949     $    947          0.2 %
Return on average total shareholder's equity (A)        10.8 %        9.6 %                       10.8 %        9.6 %
Return on average total assets (B)                      0.74 %       0.66 %                       0.74 %       0.66 %
Total loans                                         $    6.5     $    5.6          15.4 %     $    6.5     $    5.6         15.4 %
Total non-performing loans (millions) (C)           $     78     $    119         (34.7)%     $     78     $    119        (34.7)%
Other non-performing assets (millions)              $     15     $     15          (2.7)%     $     15     $     15         (2.7)%
Reserve for credit losses (millions) (D)            $    121     $    158         (23.3)%     $    121     $    158        (23.3)%
Loan loss reserves as a % of total loans                 1.7 %        2.7 %                        1.7 %        2.7 %
Total Personal Financial Services (PFS) loans       $    1.4     $    1.6         (14.1)%     $    1.4     $    1.6        (14.1)%
30+ days past due PFS loans as a % of total              6.6 %        5.4 %                        6.6 %        5.4 %
Deposits                                            $   10.8     $    9.5          13.4 %     $   10.8     $    9.5         13.4 %
Assets managed (E) / administered                   $   16.2     $   12.5          29.0 %     $   16.2     $   12.5         29.0 %
Assets of non-consolidated joint
  ventures                                          $    1.7     $    1.8          (7.4)%     $    1.7     $    1.8         (7.4)%
Risk-based capital ratios (F):
  Tier 1                                                11.4 %       10.9 %                       11.4 %       10.9 %
  Total                                                 11.3 %       11.4 %                       11.3 %       11.4 %
Leverage ratio                                           5.5 %        5.3 %                        5.5 %        5.3 %

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP. Prior period amounts have been revised to conform to current presentation.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP. Prior period amounts have been revised to conform to current presentation.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D)  Allocation (millions):

      Loans                                         $    113     $    151                     $    113     $    151
      Other assets, primarily foreign exchange
            and other derivatives                          6            6                            6            6
      Unfunded contingents                                 2            1                            2            1
                                                    ----------   ----------                   ----------   ----------
        Total reserve for credit losses             $    121     $    158                     $    121     $    158
                                                    ==========   ==========                   ==========   ==========

(E)  Includes assets managed by American Express Financial Advisors.

(F)  Based on legal entity financial information.

(Preliminary)
                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                                Quarters Ended
                                                ------------------------------------------------------------------------------
                                                December 31,    September 30,       June 30,       March 31,     December 31,
                                                    2003            2003              2003           2003            2002
                                                -------------   -------------    -------------   -------------   -------------
Net revenues:
  Interest income                               $       139     $       139      $       148     $       149     $       156
  Interest expense                                       57              52               57              60              65
                                                -------------   -------------    -------------   -------------   -------------
    Net interest income                                  82              87               91              89              91
  Commissions and fees                                   68              58               57              55              58
  Foreign exchange income & other revenues               55              54               52              53              39
                                                -------------   -------------    -------------   -------------   -------------
    Total net revenues                                  205             199              200             197             188
                                                -------------   -------------    -------------   -------------   -------------

Expenses:
  Human resources                                        75              71               64              61              59
  Other operating expenses                               67              69               70              73              63
  Provision for losses                                   21              20               27              34              31
  Restructuring charges                                   -              (2)               -               -              (1)
                                                -------------   -------------    -------------   -------------   -------------
    Total expenses                                      163             158              161             168             152
                                                -------------   -------------    -------------   -------------   -------------
Pretax income                                            42              41               39              29              36
Income tax provision                                     13              14               12              10              12
                                                -------------   -------------    -------------   -------------   -------------
Net income                                      $        29     $        27      $        27     $        19     $        24
                                                =============   =============    =============   =============   =============

(Preliminary)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except where indicated)
                                                                                  Quarters Ended
                                                    -------------------------------------------------------------------------
                                                    December 31,   September 30,     June 30,       March 31,    December 31,
                                                        2003           2003            2003           2003           2002
                                                    ------------   -------------   ------------   ------------   ------------

Total shareholder's equity (millions)               $      949     $       952     $      955     $      918     $      947
Return on average total shareholder's equity (A)          10.8 %          10.4 %         10.5 %         10.0 %          9.6 %
Return on average total assets (B)                        0.74 %          0.74 %         0.75 %         0.71 %         0.66 %
Total loans                                         $      6.5     $       6.2     $      5.8     $      5.7     $      5.6
Total non-performing loans (millions) (C)           $       78     $        84     $      102     $      106     $      119
Other non-performing assets (millions)              $       15     $        15     $       16     $       15     $       15
Reserve for credit losses (millions) (D)            $      121     $       125     $      151     $      155     $      158
Loan loss reserves as a % of total loans                   1.7 %           1.9 %          2.4 %          2.5 %          2.7 %
Total Personal Financial Services (PFS) loans       $      1.4     $       1.4     $      1.5     $      1.5     $      1.6
30+ days past due PFS loans as a % of total                6.6 %           5.3 %          5.5 %          5.0 %          5.4 %
Deposits                                            $     10.8     $      10.6     $     10.1     $      9.5     $      9.5
Assets managed (E) / administered                   $     16.2     $      15.0     $     14.1     $     13.1     $     12.5
Assets of non-consolidated joint
  ventures                                          $      1.7     $       1.7     $      1.8     $      1.7     $      1.8
Risk-based capital ratios (F):
  Tier 1                                                  11.4 %          10.5 %         10.5 %         10.8 %         10.9 %
  Total                                                   11.3 %          10.8 %         10.7 %         11.0 %         11.4 %
Leverage ratio                                             5.5 %           6.0 %          5.5 %          5.5 %          5.3 %


(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP. Prior period amounts have been revised to conform to current presentation.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP. Prior period amounts have been revised to conform to current presentation.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D)  Allocation (millions):

        Loans                                       $      113     $       117     $      142     $      145     $      151
        Other assets, primarily foreign exchange
             and other derivatives                           6               6              5              5              6
        Unfunded contingents                                 2               2              4              5              1
                                                    ------------   -------------   ------------   ------------   ------------
          Total reserve for credit losses           $      121     $       125     $      151     $      155     $      158
                                                    ============   =============   ============   ============   ============

(E)  Includes assets managed by American Express Financial Advisors.

(F)  Based on legal entity financial information.